Exhibit 99.01

                                                  UNITED STATES BANKRUPTCY COURT
                                                        DISTRICT OF NEVADA


In re: Mid-Power Service Corporation                              Case No.  BK-S-03-10874-RCJ
                                                                  CHAPTER 11
                                                                  MONTHLY OPERATING REPORT
                                                                  (GENERAL BUSINESS CASE)
------------------------------------------------------------------------------------------------------------------------------------
                                                   SUMMARY OF FINANCIAL STATUS
       MONTH ENDED: 2/28/2003                                              PETITION DATE: 01/24/03

1.   Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here [ ] the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).
     Dollars reported in$1

2.   Asset and Liability Structure                            End of Current Month     End of Prior Month     As of Petition Filing
       a.  Current Assets                                                $49,724             N/A
       b.  Total Assets                                              $47,918,599             N/A                       $47,925,781
       c.  Current Liabilities                                          $236,768             N/A                         13,052.92
       d.  Total Liabilities                                         $24,772,272             N/A                       $24,545,123

                                                                                                                      Cumulative
3.   Statement of Cash Receipts & Disbursements for Month            Current Month        Prior Month                (Case to Date)
       a.  Total Receipts                                                $93,139             N/A                           $93,139
       b.  Total Disbursements                                          $110,746             N/A                          $110,746
       c.  Excess (Deficiency) of Receipts Over Disbursements (a-b)     ($17,607)            N/A                          ($17,607)
       d.  Cash Balance Beginning of Month                               $21,963             N/A                           $21,963
       e.  Cash Balance End of Month (c + d)                              $4,356             N/A                            $4,356

                                                                                                                       Cumulative
                                                                    Current Month         Prior Month                 (Case to Date)
4.     Profit/(Loss) from the Statement of Operations                  ($234,331)            N/A                         ($234,331)
5.     Account Receivables (Pre and Post Petition)                            $0             N/A
6.     Post-Petition Liabilities                                      $8,726,768             N/A
7.     Past Due Post-Petition Account Payables (over 30 days)                 $0             N/A

At the end of this reporting month:                                                                       Yes              No
8.     Have any payments been made on pre-petition debt, other than payments in the normal                 X
       course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)
9.     Have any payments been made to professionals?  (if yes, attach listing including date of            X
       payment, amount of payment and name of payee)
10.    If the answer is yes to 8 or 9, were all such payments approved by the court?                       X
11.    Have any payments been made to officers, insiders, shareholders, relatives?  (if yes,                                X
       attach listing including date of payment, amount and reason for payment, and name of payee)
12.    Is the estate insured for replacement cost of assets and for general liability?                     X
13.    Are a plan and disclosure statement on file?                                                        X
14.    Was there any post-petition borrowing during this reporting period?                                 X

15.    Check if paid: Post-petition taxes; [X]            U.S. Trustee Quarterly Check if filing is current for: Post-petition [ ]
       tax reporting and tax returns: [X].

       (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

* Mid-Power Service is unable to estimate the market value of its investment in Mid-Power Resource Corporation at this time and therefore has shown this investment at cost.  Mid-Power Resource Corporation is engaged in litigation with Edward Mike Davis, former owner of the principal assets held by the company.  Total assets include $43.5 million also included in Mid-Power Resource
  Corporation.

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date: April 11, 2003                                            /s/ James W. Scott
                                                              -----------------------------
                                                               Responsible Individual

                                                       STATEMENT OF OPERATIONS
                                                        (General Business Case)
                                    For the Period January 24 (bankruptcy filing) - February 28, 2003

               Current Month
---------------------------------------------                                                     Cumulative      Next Month
      Actual                Forecast                                                            (Case to Date)     Forecast
      ------                --------                                                            --------------     --------
                                                       Revenues:
         $0                     -            1   Gross Sales                                              -              -
          -                     -            2   less: Sales Returns & Allowances                         -              -
          -                     -            3   Net Sales                                                -              -
          -                                  4   less: Cost of Goods Sold    (Schedule 'B')               -
          -                     -            5   Gross Profit                                             -              -
          6                     -            6   Interest                                                 6              -
          -                     -            7   Other Income:                                            -              -
          -                     -            8   _________________________                                -              -
          -                     -            9   _________________________                                -              -
          6                     -           10       Total Revenues                                       6              -

                                               Expenses:
          -                     -           11   Compensation to Owner(s)/Officer(s)                      -              -
     20,052                     -     0%    12   Salaries                                            20,052         17,383
          -                     -     0%    13   Commissions                                              -              -
     27,002                     -     0%    14   Contract Labor                                      27,002         11,320
        310                     -     0%    15   Rent/Lease:                                            310            310
                                                     Personal Property
      3,578                     -     0%    16       Real Property                                    3,578          3,338
      2,311                     -     0%    17   Insurance                                            2,311          2,758
          -                     -     0%    18   Management Fees                                          -              -
          -                     -     0%    19   Depreciation                                             -              -
      1,866                     -     0%    20   Taxes:                                               1,866          1,866
                                                     Employer Payroll Taxes
          -                     -     0%    21       Real Property Taxes                                  -              -
          -                     -     0%    22       Other Taxes                                          -              -
          -                     -     0%    23   Other Selling                                            -              -
      8,673                     -     0%    24   Other Administrative                                 8,673          5,272
          -                     -     0%    25   Interest                                                 -              -
                                      0%    26   Other Expenses:
      1,200                     -     0%    27 Patent License Fees                                    1,200          1,200
     76,088                     -     0%    28 Product Development                                   76,088         59,000
        335                     -     0%    29 Auditors                                                 335          7,950
      6,128                     -     0%    30 Travel                                                 6,128          3,294
        919                     -     0%    31 U.S. Stock Transfer Group                                919            800
     12,668                     -     0%    32 SEC attorney                                          12,668              -
                                      0%    33 _____________________________
                                      0%    34 _____________________________
    161,131                     -           35       Total Expenses                                 161,130        114,491

   (161,125)                    -           36 Subtotal                                            (161,124)      (114,491)
    (73,206)                    -           37 Reorganization Items:                                (73,206)       (80,000)
                                                 Professional Fees
                                            38   Provisions for Rejected Executory Contracts
                                            39   Interest Earned on Accumulated Cash from
                                                 Resulting Chp 11 Case
                                            40   Gain or (Loss) from Sale of Equipment
                                -           41   U.S. Trustee Quarterly Fees                                             -
                                            42
    (73,206)                    -           43        Total Reorganization Items                    (73,206)       (80,000)

   (234,331)                    -           44  Net Profit (Loss) Before Federal & State Taxes     (234,330)      (194,491)
                                            45  Federal & State Income Taxes
  ($234,331)                   $0           46  Net Profit (Loss)                                 ($234,330)     ($194,491)


Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                                                            BALANCE SHEET
                                                       (General Business Case)
                                                   For the Month Ended 2/28/2003

          Assets
                                                                                      From Schedules         Market Value
                                                                                      --------------         ------------
               Current Assets
       1            Cash and cash equivalents - unrestricted                                                     $4,356
       2            Cash and cash equivalents - restricted                                                           $0
       3            Accounts receivable (net)                                                A                       $0
       4            Inventory                                                                B                       $0
       5            Prepaid expenses                                                                            $10,368
       6            Professional retainers                                                                      $35,000
       7            Other:                                                                                           $0
       8
       9                    Total Current Assets                                                                $49,724

               Property and Equipment (Market Value)
      10            Real property                                                            C                       $0
      11            Machinery and equipment                                                  D               $1,032,628
      12            Furniture and fixtures                                                   D                       $0
      13            Office equipment                                                         D                   $5,968
      14            Leasehold improvements                                                   D                       $0
      15            Vehicles                                                                 D                       $0
      16            Other:                                                                   D                       $0
      17                                                                                     D
      18                                                                                     D
      19                                                                                     D
      20                                                                                     D

      21                    Total Property and Equipment                                                     $1,038,596

               Other Assets
      22            Loans to shareholders                                                                            $0
      23            Loans to affiliates                                                                      $3,256,544
      24            Loans to unrelated parties, net of $328,575 allowance                                       $76,538
      25            Investment in Mid-Power Resource Corp., at cost                                         $43,497,198
      26
      27
      28                    Total Other Assets                                                              $46,830,280

      29                    Total Assets                                                                    $47,918,599

          NOTE:

          Investment in Mid-Power Resource Corp. reflects assets included in Mid-Power Resource Corporation's filing.
          Mid-Power Service is unable to estimate the market value of its investment in Mid-Power Resource Corporation.
          Mid-Power Resource is engaged in litigation with Edward Mike Davis, former owner of the  principal assets held by the company.  Mid-Power Service has elected to show cost as the market value until such time as a market value can be determined.

                                                      Liabilities and Equity
                                                      (General Business Case)
          Assets
                                                                                      From Schedules         Market Value
                                                                                      --------------         ------------
          Liabilities From Schedules
               Post-Petition
                    Current Liabilities
      30                    Salaries and wages                                                                       $0
      31                    Payroll taxes                                                                        $8,733
      32                    Real and personal property taxes                                                         $0
      33                    Income taxes                                                                             $0
      34                    Sales taxes                                                                              $0
      35                    Notes payable (short term)                                                               $0
      36                    Accounts payable (trade)                                         A                     $525
      37                    Real property lease arrearage                                                            $0
      38                    Personal property lease arrearage                                                        $0
      39                    Accrued professional fees                                                                $0
      40                    Current portion of long-term post-petition debt (due within 12 months)              $91,033
      41                    Other:      Accrued ordinary course expenses                                       $136,477
      42
      43
      44                    Total Current Liabilities                                                          $236,768

      45            Long-Term Post-Petition Debt:  Deferred Tax Liability                                    $8,490,000

      46                    Total Post-Petition Liabilities                                                  $8,726,768

               Pre-Petition Liabilities (allowed amount)
      47                    Secured claims                                                   F                       $0
      48                    Priority unsecured claims                                        F                       $0
      49                    General unsecured claims                                         F              $16,045,504
      50                    Total Pre-Petition Liabilities                                                  $16,045,504
      51                    Total Liabilities                                                               $24,772,272
          Equity (Deficit)
      52            Retained Earnings/(Deficit) at time of filing                                           ($5,519,415)
      53            Capital Stock, $.001 Par Value, 100,000,000 shares authorized, 27,972,276
                       issued and outstanding                                                                   $27,972

      54            Additional paid-in capital                                                              $28,872,101
      55            Cumulative profit/(loss) since filing of case                                             ($234,330)
      56            Post-petition contributions/(distributions) or (draws)
      57
      58            Market value adjustment                                                                          $0

      59                    Total Equity (Deficit)                                                          $23,146,327

      60  Total Liabilities and Equity (Deficit)                                                            $47,918,599

                                                  SCHEDULES TO THE BALANCE SHEET
                                                     (General Business Case)
                                                            Schedule A
                                              Accounts Receivable and (Net) Payable

                                                                 Accounts Receivable      Accounts Payable         Past Due
Receivables and Payables Agings                                [Pre and Post Petition]     [Post Petition]    Post Petition Debt
-------------------------------                                -----------------------     ---------------    ------------------
     0 -30 Days                                                         $0                      $525
     31-60 Days
     61-90 Days                                                                                                       $0
     91+ Days
     Total accounts receivable/payable                                  $0                      $525

     Allowance for doubtful accounts

     Accounts receivable (net)                                          $0


                                                                 Schedule B
                                                        Inventory/Cost of Goods Sold

Types and Amount of Inventory(ies)                                       Cost of Goods Sold
                                                Inventory(ies)           Inventory Beginning of Month
                                                  Balance at
                                                 End of Month
                                                                         Add -
     Retail/Restaurants -                                                  Net purchase
       Product for resale                                                  Direct labor
                                                                           Manufacturing overhead
     Distribution -                                                        Freight in
       Products for resale                                                 Other:

     Manufacturer -
       Raw Materials
       Work-in-progress                                                  Less -
       Finished goods                                                      Inventory End of Month
                                                                           Shrinkage
     Other - Explain                                                       Personal Use

                                                                         Cost of Goods Sold                           $0

         TOTAL                                       $0


     Method of Inventory Control                                         Inventory Valuation Methods
     Do you have a functioning perpetual inventory system?               Indicate by a checkmark method of inventory used.
                Yes  [ ]      No  [ ]

     How often do you take a complete physical inventory?                Valuation methods -
                                                                             FIFO cost
       Weekly         _________________                                      LIFO cost
       Monthly        _________________                                      Lower of cost or market
       Quarterly      _________________                                      Retail method
       Semi-annually  _________________                                      Other
       Annually       _________________                                        Explain
Date of last physical inventory was _____________________________
Date of next physical inventory is ______________________________

                                                             Schedule C
                                                           Real Property


Description                                                                        Cost                   Market Value
-----------                                                                        ----                   ------------
       Total                                                                                 $0                           $0


                                                             Schedule D
                                                     Other Depreciable Assets

Description                                                                        Cost                   Market Value
-----------                                                                        ----                   ------------
Machinery & Equipment -
       Two WPI generator sets                                                          $132,628                     $132,628
       Two GG4A-7 Non-Flight Pratt and Whitney turbine engines                         $900,000                     $900,000

       Total                                                                         $1,032,628                   $1,032,628

Furniture & Fixtures -
       Total                                                                                 $0                           $0

Office Equipment -
       Computers, furniture, etc.                                                        $5,968                       $5,968

       Total                                                                             $5,968                       $5,968

Leasehold Improvements -

       Total                                                                                 $0                           $0

Vehicles -

       Total                                                                                 $0                           $0


                                                            Schedule E
                                                   Aging of Post-Petition Taxes
                                            (As of End of the Current Reporting Period)


Taxes Payable                                    0-30 Days         31-60 Days        61-90 Days       91+ Days           Total
-------------                                    ---------         ----------        ----------       --------           -----
Federal
       Income Tax Withholding                           $5,047                                                               $5,047
       FICA - Employee                                  $1,330                                                               $1,330
       FICA - Employer                                  $1,330                                                               $1,330
       Unemployment (FUTA)                                 $87                                                                  $87
       Income                                               $0                                                                   $0
       Other (Attach List)                                  $0                                                                   $0
Total Federal Taxes                                     $7,794                $0                $0             $0            $7,794
State and Local
       Income Tax Withholding                               $0                                                                   $0
       Unemployment (UT)                                  $939                                                                 $939
       Disability Insurance (DI)                            $0                                                                   $0
       Empl. Training Tax (ETT)                             $0                                                                   $0
       Sales                                                $0                                                                   $0
       Excise                                               $0                                                                   $0
       Real property                                        $0                                                                   $0
       Personal property                                    $0                                                                   $0
       Income                                               $0                                                                   $0
       Other (Attach List)                                  $0                                                                   $0
Total State & Local Taxes                                 $939                $0                $0             $0              $939
Total Taxes                                             $8,733                $0                $0             $0            $8,733

====================================================================================================================================

                                                            Schedule F
                                                     Pre-Petition Liabilities


List Total Claims For Each Classification -                                           Claimed                  Allowed
                                                                                       Amount                 Amount (b)
                                                                                       ------                 ----------
       Secured claims  (a)
       Priority claims other than taxes
       Priority tax claims
       General unsecured claims                                                                               $16,045,504

       (a)     List total amount of claims even it under secured.
       (b)     Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed
               Amount and $3,000,000 as the Allowed Amount.



                                                             Schedule G
                                                   Rental Income Information

                                           Not applicable to General Business Cases






                                                             Schedule H
                                          Recapitulation of Funds Held at End of Month




                                                 Account 1         Account 2         Account 3       Account 4
                                                 ---------         ---------         ---------       ---------
Bank                                          Wells Fargo
Account Type                                  Checking
Account No.
Account Purpose                               Operating
Balance, End of Month                                   $4,356
Total Funds on Hand for all Accounts                    $4,356

====================================================================================================================================
Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                                               STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                                             Increase/(Decrease) in Cash and Cash Equivalents
                                                      For the Month Ended   2/28/2003

                                                                                        Actual                 Cumulative
                                                                                    Current Month            (Case to Date)
                                                                                    -------------            --------------
     Cash Receipts
1          Rent/Leases Collected                                                               $0                           $0
2          Cash Received from Sales                                                            $0                           $0
3          Interest Received                                                                   $6                           $6
4          Borrowings                                                                     $91,033                      $91,033
5          Funds from Shareholders, Partners, or Other Insiders                                $0                           $0
6          Capital Contributions                                                               $0                           $0
7          Collection of account receivable                                                $2,100                       $2,100
8                                                                                                                           $0
9                                                                                                                           $0
10                                                                                                                          $0
11                                                                                                                          $0
12               Total Cash Receipts                                                      $93,139                      $93,139

     Cash Disbursements
13         Payments for Inventory                                                                                            0
14         Selling                                                                             $0                           $0
15         Administrative                                                                 $17,501                      $17,501
16         Capital Expenditures                                                                $0                           $0
17         Principal Payments on Debt                                                          $0                           $0
18         Interest Paid                                                                       $0                           $0
           Rent/Lease:                                                                                                       0
19               Personal Property                                                           $310                         $310
20               Real Property                                                             $6,366                       $6,366

           Amount Paid to Owner(s)/Officer(s)                                                                                0
21               Salaries                                                                      $0                           $0
22               Draws                                                                         $0                           $0
23               Commissions/Royalties                                                         $0                           $0
24               Expense Reimbursements                                                        $0                           $0
25               Other                                                                         $0                           $0
26         Salaries/Commissions (less employee withholding)                               $17,952                      $17,952
27         Management Fees                                                                     $0                           $0

           Taxes:                                                                                                           $0
28               Employee Withholding                                                      $1,064                       $1,064
29               Employer Payroll Taxes                                                    $1,175                       $1,175
30               Real Property Taxes                                                           $0                           $0
31               Other Taxes                                                                   $0                           $0

32         Other Cash Outflows:                                                                                             $0
33               Ordinary Course Professionals                                           3,449.66                       $3,450
34               Contract Labor                                                         21,701.47                      $21,701
35               Product Development                                                      $34,507                      $34,507
36               Patent License Fees                                                       $1,200                       $1,200
37               Advance to Mid-Power Resources                                             5,520                       $5,520
38               Total Cash Disbursements:                                               $110,746                     $110,746

39   Net Increase (Decrease) in Cash                                                     ($17,607)                    ($17,607)
40   Cash Balance, Beginning of Period                                                    $21,963                      $21,963
41   Cash Balance, End of Period                                                           $4,356                       $4,356
                                                                                           $4,356
                                                                                               $0